Investment Strategy - Polaris Global Value Fund	May 01, 2026
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]

Using a value-oriented approach, the Fund invests primarily in the common stock (including American Depositary Receipts (“ADRs”)) of companies of any size, both domestic and international, including emerging, developing or frontier markets. The Adviser generally views emerging, developing or frontier markets as those that are not included in the MSCI World Index. The Fund may also invest in publicly traded master limited partnerships (“MLPs”).

The Fund selects investments based on the Adviser’s fundamental research of a company’s financial condition. The Adviser uses traditional valuation measures, including price/book ratios and price/sustainable free cash flow ratios, to select portfolio investments.

Although there is no limit on the amount of Fund assets that may be invested in companies located in any one country, the Fund seeks to achieve broad geographic diversification and typically invests in approximately 15 industries.

Polaris Capital Management, LLC (the “Adviser”) may write covered call options that are designed both to receive option premium proceeds for the Fund while holding securities that are appreciating and to sell such securities when they reach the Adviser’s target sell price. In order to hedge against downside risks in the Fund’s portfolio, the Adviser may also purchase put options that are designed to appreciate if the underlying security declines in value. The Adviser may write put options to execute its strategy, and will seek to buy stocks when the price declines to the Adviser’s target levels. The Adviser also may effectuate a desired hedge by purchasing put or call options on relevant stock index(es) or related exchange-traded funds (“ETFs”).